Roth Conference March 15, 2021 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S Disclaimer 2 Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected timing of the closing of Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) merger with Finxera Holdings, Inc. (“Finxera”), the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, our 2021 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on March 30, 2020 and November 13, 2020, respectively. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. Statements included in this presentation include non-GAAP financial measures, including: (i) Revenue Growth, (ii) EBITDA Growth Acceleration, (iii) Run-Rate PF Net Revenue, (iv) Run-Rate Organic PF Net Revenue Growth, (v) Integrated Revenue, (vi) Run-Rate PF Adj. EBITDA, (vii) PF Adj. EBITDA Growth, (viii) PF Adj. EBITDA Margins, (ix) PF Annual Free Cash Flow. Priority does not provide a reconciliation for projected non- GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items. Priority does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Priority’s outlook. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Priority’s performance and financial condition as reported under GAAP and all other relevant information when assessing its performance or financial condition. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

PRTH Overview

Priority is a leading provider of merchant acquiring and commercial payment solutions. The Company leverages a proprietary payment infrastructure purpose-built to monetize vertically-specialized merchant networks

Priority Overview

- Priority Technology Holdings, Inc. (NASDAQ:PRTH), a technology company serving the payments industry, is the leading Payment Infrastructure as a Service (PIAAS) provider. Priority has built a single horizontal technology platform to serve customers with highly complex payment operations needs.
- Priority has built a reputation for delivering value to its customers, and our pioneering PIAAS approach allows companies to focus on their core business while Priority handles the risk, underwriting, and all other aspects of making or taking payments. This approach relies on best-in-class technology and award-winning service along with unparalleled expertise in the payments space.

- Priority's solutions are delivered via internally developed payment applications and services to the **Consumer Payments**, **Commercial Payments**, and **Integrated Partners** business segments
  - **Consumer Payments**: Provides full-service payment processing and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISOs, agents, banks, and ISVs
  - **Commercial Payments**: Provides market-leading accounts payable automation software, payment processing and managed services to industry leading financial institutions (including Citi, MasterCard, and AMEX) and corporations
  - **Integrated Partners**: Provides vertical-specific payment-enabled software solutions for high-growth markets

Gross Profit by Segment(1)



($mm)
Consumer
Commercial
Integrated
$107
1.1%
10.8%
88.0%
2018A
$119
10.9%
10.2%
78.9%
2019A
$127
9.8%
9.0%
81.2%
2020A

*Priority's revenues are primarily generated from volume-based payment processing fees, along with software and subscription fees and managed services fees for supporting B2B programs

Note: Priority announced the sale of RentPayment on 9/1/2020. The transaction is expected to close in September'20. Historical financials include RentPayment for the period post acquisition in March of 2019.
(1) Gross profit is a non-GAAP measure defined as revenue less cost of revenue, including, but not limited to, processing and residual expenses.
(2) The Nilson report.

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S Investment Highlights Large Market Opportunity with Strong Tailwinds • Electronic consumer payment volume expected to grow at a 7% 10-year CAGR, as consumers increasingly use cards over paper-based payments and global eCommerce continues to accelerate • 11% 7-year CAGR for digital B2B payments volume, driven by an increase in AP automation and card payment adoption • COVID pandemic accelerates the shift to electronic payments Capitalizing on Attractive Organic Growth Opportunities • Robust core acquiring growth through diverse reseller network • Strong growth in specialized merchant acquiring business lines and exceptional growth in Integrated Partner channels as COVID-19 accelerates shift of cash and paper payments to digital • Commercial payments fueled by large FI partner signings, pipeline conversions and acceleration of AP automation Scalable, Innovative Technology Platform • Single horizontal technology platform to serve customers with highly complex payment operations needs • Robust, agile technology provides resellers and merchants with a fully customizable suite of applications and solutions to help manage critical workflows and an integrated processing ecosystem with direct connections to card networks • Pioneering PIAAS approach relies on best-in-class technology that allows companies to focus on their core business while Priority handles the risk, underwriting, and all other aspects of making or taking payments. Strong Revenue Growth and Inherent Operating Leverage • High-value solution. Low volume attrition of 11%(1) • High-growth transaction-based business provides recurring revenue stream • Secure, long-term relationships with distribution partners delivers steady stream of 4,900+ new merchant onboards per month • Capex-lite business, with 85% operating free cash flow conversion(2) M&A Platform Opportunity • Purpose-built shared services and technology infrastructure enables Priority to quickly board new volume, eliminate redundant operating costs and introduce proprietary products to drive new revenue sources and improve retention • Robust M&A pipeline, targeting attractive merchant acquirers, vertical-specific software, and expanded capabilities in new payment adjacencies Strong Management Team with Track Record of Execution • Priority’s executive management team has a record of execution in the merchant acquiring and technology-enabled payments industry • Priority’s proven execution track record is reflected in its core revenue growth and strong profitability 1) LTM as of February 2020 (pre-COVID). Excludes Specialty Acquiring, Company.com, Direct Connect and SignaPay. 2) Defined as (EBITDA – Capex) / EBITDA. P R IO R IT Y T E C H N O L O G Y H O L D IN G S 4

FINXERA ACQUISITION P R IO R IT Y T E C H N O L O G Y H O L D IN G S

Priority Key Highlights

PRIORITY TECHNOLOGY HOLDINGS + finxera

~$540M 2021 Pro Forma Net Revenue	**~15%** Organic Pro Forma Net Revenue Growth	**~75%** % Integrated Revenue	**~$130M** 2021 Pro Forma Adjusted EBITDA
~15% Pro Forma Adjusted EBITDA Growth	**~25%** Pro Forma Adjusted EBITDA Margins	**~$60M** 2021 Pro Forma Free Cash Flow	**650+** Employees

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PRIORITY TECHNOLOGY HOLDINGS

Strategic Rationale

Leading Provider of Payment & Financial Technology Solutions

- Integrated account administrator to burgeoning, counter-cyclical debt settlement market
- Digital banking and account ledgering solutions leverageable across integrated payment verticals

PayFac and Banking-as-a-Service Capabilities

- Scalable payment aggregation and sub-ledger system
- Deposit and e-wallet account solutions coupled with robust compliance and money transmission capabilities opens up fintech / neobank opportunity

Highly Scalable Technology Platform

- Outstanding technology development talent, including scalable India Development Center (IDC)

Excellent Financial Profile

- Recurring, highly predictable and countercyclical revenue
- High operating margins, minimal capex fuels stellar free cash flow

Strong, Highly Complementary Management Team

- Existing Finxera Management will continue in their roles and expand PRTH's management team

PRIORITY TECHNOLOGY HOLDINGS™

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finxera

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Priority Business Overview

Priority operates three main segments today: Consumer Payments, Commercial Payments, and Integrated Partners

1 Consumer Payments

Full-service payment processing and payment-enabled solutions for B2C transactions

5th
Largest U.S. Non-bank Acquirer

~$50B
Q4'20 Run-Rate Volume Processed

2 Commercial Payments

Core enterprise-level offering primarily consists of automated payables, B2B payments and managed service solutions

~50K
Suppliers Enrolled on Virtual Card

37
Financial Institutions Supported

3 Integrated Partners

Vertical-specific, payment-enabled software and payment processing

- Real Estate: mri(1), LandlordStation
- Healthcare: PAYRIGHT
- Dining: etab, cumulus
- Consumer Finance: Crossroads(2), payix

Priority's Key Proprietary Technology

MX Platform

Storefront, Medical, Insights, Invoice, Retail, Connect

Platform for merchants and resellers to run their business more efficiently

CPX® / ACH COM

Software for buyers and suppliers to ease reconciliation, reporting and payments

Vortex API and Cloud

Powerful API along with market-leading, vertical-specific software solutions

(1) Priority is delivering PlaaS.
(2) CFTpay is Finxera's technology.

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Finxera | Leading Banking-as-a-Service Platform

Finxera provides differentiated digital banking, account management, and regulatory / compliance services

- API-driven platform that facilitates account creation, collection, storage, and transmission of funds for businesses and consumers
- Market Leading position as administrator to debt settlement industry, managing FDIC-insured accounts for consumers
- World-Class compliance capabilities embedded in platform
- Platform and technology has applicability into multiple end-markets in which complex money collection, storage, transmission and reconciliation are required
  - **Headquartered in San Jose, California; Founded in 2008**
  - **Currently 210 Employees**

Finxera By The Numbers (Q4'20)

375K+	$500M+	95%+	Nationwide
Active Deposit Accounts	Average Daily Deposit Balance	Recurring Revenue	Money Transmitter Licenses (1)



Finxera's Account Administration Ecosystem
Consumer / Payors
Debt Settlement Companies
finxera
Bank Partners
Creditor / Payees

Key Solutions

1 Maintenance of Consumer Directed Savings Account	✓ Account administration and ledgering
2 Processing of Payments to Creditors	✓ Movement of money ✓ Money transfer licenses
3 CRM Integrations & Reporting	✓ CRM ✓ Reporting ✓ BI Analytics

(1) Montana does not require MTL's and Massachusetts does not require MTL's for domestic transfers

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Transforming Digital Payments and Banking

Priority and Finxera's combined resources deliver a complete infrastructure platform that serves, supports and monetizes payment networks

PRIORITY TECHNOLOGY HOLDINGS

Payments

- ✓ Payment gateway (credit, debit, ACH, *digital currency*[1])
- ✓ Card issuing (virtual card & physical plastics)
- ✓ Full automated payables
- ✓ *Full settlement processing*[1]
- ✓ *International payment processing*[1]

finxera

Banking

- ✓ FDIC-insured bank account
- ✓ Full Master & sub account ledgering
- ✓ Nationwide money transmitter licenses
- ✓ Proprietary CRM for consumer account management

A single operational support platform that operates at scale

Payment / banking infrastructure	Underwriting & Risk Management	Compliance (AML • BSA • FinCen • OFAC)	Customer Service

(1) Still in development phase.

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PRIORITY TECHNOLOGY HOLDINGS

REVENUE SEGMENTS P R IO R IT Y T E C H N O L O G Y H O L D IN G S

Consumer | Commercial | Integrated

Consumer Payments

The Consumer Payments segment provides full-service payment processing and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary MX platform

Overview

Founded in 2005 with a mission to build a merchant-inspired payments platform

MX Merchant: provides core processing and business solutions to SMB clients which help better manage work functions and revenue performance

- Fully customizable platform through proprietary & 3rd party add-on applications

MX Connect: powerful reseller CRM and business operating system for Priority's reseller partners powered through web and mobile applications

- Low-friction electronic onboarding to improve merchant acquisition
- Superior data sharing capability, enabling resellers to better manage client service needs and retain merchants

Priority supports a variable cost sales structure with low merchant acquisition expense

- Independent ISOs and agents, FIs and vertical software resellers


Merchant
PRIORITY
CONSUMER PAYMENTS
MX Merchant
MX Connect
Resellers
Storefront
Medical
Insights
Invoice
Retail
Connect

Proprietary Applications

5th	$50B+	219K+	~4,750
Largest Us Non-bank Acquirer	Q3'20 Run-Rate Volume Processed	Total Merchant Base Serviced	New Merchant Onboards Per Month

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Consumer | Commercial | Integrated

Commercial Payments

Priority's Commercial Payments segment continues to build momentum as Priority penetrates the $130 trillion B2B payments market

Overview

Consists of Priority's accounts payable automation and integrated payments platform, CPX and other managed services for enterprise customers

Composed of four channels: CPX, ACH.com, B2B Acquiring and Managed services

CPX fully automates a client's accounts payable process through the CPX gateway

- Intelligently routes payments via virtual card, ACH, or check to the vendor, based on the client's pre-determined preference or through the method that optimizes rebate revenue for the buyer

Priority earns interchange fees for payments sent via virtual cards and earns transaction fees for ACH and check payments

CPX Direct automatically processes virtual card payments for suppliers that use Priority as its merchant acquirer, removing manual entry or additional intervention from the supplier


PRIORITY
COMMERCIAL PAYMENTS
CPX
ACH COM
B2B Acquiring
Managed Services

~50,000

Suppliers Enrolled on Virtual Card

$10.5B

B2B Spend (Annual)

37

Financial Institutions Supported

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Consumer | Commercial | Integrated

The Priority Advantage

Fully Integrated Payments	PRIORITY COMMERCIAL PAYMENTS	avidxchange	Paymode-X	nvoicepay	COMDATA	wex	Finexio
vCard/ACH/Checks	●	●	●	●	●	●	
vCard: BIP/SIP/Ghost	●	●		●	●	●	●
Early Pay	●		●	●			●
Dynamic Discounting	●						
Split Payments	●	●					
Payment Approval Workflow	●	●	●	●	●	●	
API's & Open Architecture	●				●	●	
Automated Supplier Enrollments	●	●	●	●		●	
Buyer/Supplier-Centric Networks	●	●					
Plug-in any Bank/Card Issuer	●					●	

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Consumer | Commercial | Integrated

Integrated Partners

Priority's Integrated Partners segment is executing on a significant opportunity to capitalize on the convergence of software and payments, leveraging its payment infrastructure-as-a-service platform

Overview

Priority's Integrated Partners segment consists of proprietary, vertical-specific payment-enabled software companies that Priority partners with or has acquired

Priority invests in and nurtures emerging companies in verticals that are early in the cycle of digital payment adoption

Integrated Partners leverages Priority's purpose-built, in-house cloud platform, Vortex OS, to access various applications and payment-enabled products, such as payment processing, MX Merchant, and MX Connect, to drive growth

In addition to providing high utility revenue-generating resources, Priority offers business development services and other shared common services (e.g., underwriting, accounting, legal, etc.), enabling its Integrated Partners to focus on their core competencies of developing and selling leading software solutions

Priority has focused on partnering with or acquiring software solutions within fast growing verticals such as Real Estate, Healthcare, Hospitality and Consumer Finance

In September 2020, Priority divested its RentPayment business, and signed a multi-year MSA and processing agreement with MRI software, presenting significant upside



Real Estate
LandlordStation
mri
REAL ESTATE SOFTWARE
Hospitality
e tab
cumulus
Healthcare
PAYRIGHT
HEALTHCARE PAYMENTS OPTIMIZATION
Consumer Finance
payix
Crossroads
Payments Security
Data Eventing Storage
Vortex
MX Connect CPXchange
MX Merchant ACH.com
Legal & HR
Finance & Accounting
Business Services
Infrastructure & Development
Risk & Underwriting

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Consumer | Commercial | Integrated

Integrated Partners – Payment IaaS

Priority IaaS

Proprietary Integrated Partner Software Channels

Priority Real Estate Technology
LandlordStation
mri[(1)] REAL ESTATE SOFTWARE

Priority Healthcare Solutions
PAYRIGHT HEALTHCARE PAYMENTS OPTIMIZATION

Priority Hospitality Tech
cumulus
etab

Priority Consumer Finance
payix
Crossroads Financial Technologies

Focus on Product UI & Sales



Vortex API & Cloud

Provides Payment Integration & Infrastructure for Operations and Development

Priority Shared Services

Business Resource Group
- Legal & HR
- Risk & Underwriting
- Finance / Accounting
- Client Services and Relationship Management

Tech Resource Group
- Infrastructure
- Development

Provides Business & Operational Support

(1) Priority is delivering PIaaS.

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FINANCIAL OVERVIEW P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S $26 $49 $59 $70 13% 16% 17% Margin % Net Revenue Adj. EBITDA(1) ($mm) Consolidated Net Revenue & Adj. EBITDA = Legacy e-Commerce (1) Adj. EBITDA is EBITDA adjusted for non-recurring expenses and stock-based compensation. (2) 2019 and 2020 includes RentPayment results 127% ’18-’19 growth ex. Legacy e-Commerce 17% ’18-’19 growth ex. Legacy e-Commerce 2018A 2019A 2020A ($mm) 2018A 2019A 2020A $318 $58 $376 $372 $404 18

P R IO R IT Y T E C H N O L O G Y H O L D IN G S Years Ended December 31, 2020 and 2019 Results With and Without RentPayment 19 Consolidated RentPayment (RP) Without (RP) Consolidated RentPayment (RP) Without (RP) Revenues $ 404,342 $ 12,042 $ 392,300 $ 371,854 $ 11,694 $ 360,160 Operating Expenses: Costs of services 277,374 1,362 276,012 252,569 1,166 251,403 Salary and employee benefits 39,507 1,649 37,858 42,214 882 41,332 Depreciation and amortization 40,775 3,668 37,107 39,092 4,031 35,061 Selling, general and administrative 25,825 3,538 22,287 30,795 3,340 27,455 Total operating expenses 383,481 10,217 373,264 364,670 9,419 355,251 Income from operations $ 20,861 $ 1,825 $ 19,036 $ 7,184 $ 2,275 $ 4,909 Adjusted EBITDA $ 70,333 $ 8,221 $ 62,112 $ 58,904 $ 9,216 $ 49,688 Year Ended December 31, 2019Year Ended December 31, 2020 (Unaudited)

C o n t a c t : D a v e F a u p e l C h i e f M a r k e t i n g O f f i c e r D a v e . F a u p e l @ P RT H . c o m P R IO R IT Y T E C H N O L O G Y H O L D IN G S